UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 14, 2014

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CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-32663	86-0812139
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 14, 2014, Jonathan D. Bevan retired from his position as the President, Europe and Australia/NZ and Managing Director, Global Strategy & Development of Clear Channel Outdoor Holdings, Inc. (the “Company”).  Mr. Bevan’s employment with the Company will terminate on September 30, 2014.

In connection with Mr. Bevan’s separation, on July 14, 2014 Clear Channel International Limited, a subsidiary of the Company (“CCI”), and Mr. Bevan entered into a Settlement Agreement (the “Settlement Agreement”).  Pursuant to the Settlement Agreement, CCI agreed to pay the following amounts to Mr. Bevan as provided in his Contract of Employment dated October 30, 2009 (the “Contract of Employment”): (1) ₤320,000, representing his annual base salary during the notice period; (2) ₤26,666, representing his car allowance during the notice period; (3) a prorated bonus of ₤110,133 with respect to financial and personal performance during 2014; and (4) ₤27,333, representing his accrued holiday compensation through the termination of his employment.  In addition, pursuant to the Settlement Agreement, CCI agreed to pay to Mr. Bevan a settlement payment of ₤178,866 and Mr. Bevan is entitled to receive continued healthcare and life coverage for himself and his dependents until October 30, 2015, ₤8,000 in outplacement services, ₤6,000 in executive coaching services and ₤30,510 as compensation for the loss of pension benefits during the notice period.  CCI also will pay up to ₤12,500 for Mr. Bevan’s legal fees incurred in connection with the termination of Mr. Bevan’s employment.  Pursuant to the Settlement Agreement, Mr. Bevan is obligated to comply with non-compete and non-solicitation provisions, each with a nine-month term, and a confidentiality provision with a perpetual term.

The foregoing summary is qualified in its entirety by reference to the text of the Settlement Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Settlement Agreement by and between Clear Channel International Limited and Jonathan D. Bevan, dated July 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: July 18, 2014	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
10.1	Settlement Agreement by and between Clear Channel International Limited and Jonathan D. Bevan, dated July 14, 2014.